EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                Quarters Ended                     Six Months Ended
                                                                   June 30,                            June 30,
                                                               -----------------   Percentage     ------------------   Percentage
                                                                2009       2008     Inc/(Dec)      2009       2008      Inc/(Dec)
                                                               ------     ------   ----------     -------    -------   ----------
Revenues
Non-interest revenues
  Discount revenue                                             $3,305     $3,991      (17)%       $ 6,371    $ 7,709      (17)%
  Net card fees                                                   532        542       (2)          1,064      1,073       (1)
  Travel commissions and fees                                     407        573      (29)            772      1,067      (28)
  Other commissions and fees                                      439        590      (26)            892      1,212      (26)
  Securitization income, net                                       (2)       227        #             139        671      (79)
  Other                                                           670        578       16           1,120      1,038        8
                                                               ------     ------                  -------    -------
     Total non-interest revenues                                5,351      6,501      (18)         10,358     12,770      (19)
                                                               ------     ------                  -------    -------
Interest income
  Interest and fees on loans                                    1,081      1,564      (31)          2,373      3,235      (27)
  Interest and dividends on investment securities                 196        217      (10)            350        403      (13)
  Deposits with banks and other                                    11         76      (86)             39        161      (76)
                                                               ------     ------                  -------    -------
    Total interest income                                       1,288      1,857      (31)          2,762      3,799      (27)
                                                               ------     ------                  -------    -------
Interest expense
  Deposits                                                        105        123      (15)            190        272      (30)
  Short-term borrowings                                             7        136      (95)             34        297      (89)
  Long-term debt                                                  431        631      (32)            865      1,281      (32)
  Other                                                             4         13      (69)             13         24      (46)
                                                               ------     ------                  -------    -------
    Total interest expense                                        547        903      (39)          1,102      1,874      (41)
                                                               ------     ------                  -------    -------
    Net interest income                                           741        954      (22)          1,660      1,925      (14)
                                                               ------     ------                  -------    -------
Total revenues net of interest expense                          6,092      7,455      (18)         12,018     14,695      (18)
                                                               ------     ------                  -------    -------
Provisions for losses
  Charge card                                                     237        241       (2)            573        586       (2)
  Cardmember lending                                            1,303      1,537      (15)          2,717      2,346       16
  Other                                                            44         46       (4)             97        103       (6)
                                                               ------     ------                  -------    -------
     Total provisions for losses                                1,584      1,824      (13)          3,387      3,035       12
                                                               ------     ------                  -------    -------
Total revenues net of interest expense after provisions for
  losses                                                        4,508      5,631      (20)          8,631     11,660      (26)
                                                               ------     ------                  -------    -------
Expenses
  Marketing and promotion                                         352        663      (47)            697      1,257      (45)
  Cardmember rewards                                            1,029      1,129       (9)          1,875      2,169      (14)
  Cardmember services                                             131        132       (1)            242        254       (5)
  Salaries and employee benefits                                1,370      1,495       (8)          2,623      2,965      (12)
  Professional services                                           599        606       (1)          1,118      1,156       (3)
  Occupancy and equipment                                         392        412       (5)            750        787       (5)
  Communications                                                  106        115       (8)            210        230       (9)
  Other, net                                                      111        305      (64)            154        607      (75)
                                                               ------     ------                  -------    -------
     Total                                                      4,090      4,857      (16)          7,669      9,425      (19)
                                                               ------     ------                  -------    -------
Pretax income from continuing operations                          418        774      (46)            962      2,235      (57)
Income tax provision                                               76        114      (33)            177        531      (67)
                                                               ------     ------                  -------    -------
Income from continuing operations                                 342        660      (48)            785      1,704      (54)
Loss from discontinued operations, net of tax                      (5)        (7)     (29)            (11)       (60)     (82)
                                                               ------     ------                  -------    -------
Net income                                                     $  337     $  653      (48)        $   774    $ 1,644      (53)
                                                               ======     ======                  =======    =======
Income from continuing operations attributable to common
  shareholders (A)                                             $  107     $  657      (84)        $   474    $ 1,695      (72)
                                                               ======     ======                  =======    =======
Net income attributable to common shareholders (A)             $  102     $  650      (84)        $   463    $ 1,635      (72)
                                                               ======     ======                  =======    =======

# - Denotes a variance of more than 100%.

(A) Represents income from continuing operations or net income, as applicable, less (i) accelerated preferred dividend accretion of $212 million for the three and six months ended June 30, 2009 due to the repurchase of $3.39 billion of preferred shares issued as part of the Capital Purchase Program
(CPP), (ii) preferred shares dividends and related accretion of $22 million and $94 million for the three and six months ended June 30, 2009, and (iii) earnings allocated to participating share awards of $1 million and $3 million for the three months ended June 30, 2009 and 2008, respectively, and $5 million and $9 million for the six months ended June 30, 2009 and 2008, respectively.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS

(Billions)

                                               June 30,   December 31,
                                                 2009         2008
                                               --------   ------------
Assets
  Cash                                           $ 16         $ 21
  Accounts receivable                              35           37
  Investment securities                            22           13
  Loans                                            30           41
  Other assets                                     14           14
                                                 ----         ----
    Total assets                                 $117         $126
                                                 ====         ====
Liabilities and Shareholders' Equity
  Customer deposits                              $ 20         $ 15
  Short-term borrowings                             2            9
  Long-term debt                                   54           60
  Other liabilities                                28           30
                                                 ----         ----
    Total liabilities                             104          114
                                                 ----         ----
  Shareholders' equity                             13           12
                                                 ----         ----
    Total liabilities and shareholders' equity   $117         $126
                                                 ====         ====

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                      Quarters Ended                     Six Months Ended
                                                          June 30,                           June 30,
                                                     -----------------   Percentage     ------------------   Percentage
                                                      2009       2008     Inc/(Dec)      2009       2008      Inc/(Dec)
                                                     ------     ------   ----------     -------    -------   ----------
TOTAL REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                 $2,805     $3,593      (22)%       $ 5,879    $ 7,315      (20)%
  International Card Services                         1,091      1,256      (13)          2,114      2,451      (14)
  Global Commercial Services                          1,003      1,308      (23)          1,947      2,452      (21)
  Global Network & Merchant Services                    910      1,083      (16)          1,746      2,086      (16)
                                                     ------     ------                  -------    -------
                                                      5,809      7,240      (20)         11,686     14,304      (18)
  Corporate & Other,
    including adjustments and eliminations              283        215       32             332        391      (15)
                                                     ------     ------                  -------    -------
CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE  $6,092     $7,455      (18)        $12,018    $14,695      (18)
                                                     ======     ======                  =======    =======
PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                 $ (332)    $  (63)       #         $  (382)   $   728        #
  International Card Services                            49         73      (33)             57        190      (70)
  Global Commercial Services                             99        326      (70)            227        544      (58)
  Global Network & Merchant Services                    360        455      (21)            725        790       (8)
                                                     ------     ------                  -------    -------
                                                        176        791      (78)            627      2,252      (72)
  Corporate & Other                                     242        (17)       #             335        (17)       #
                                                     ------     ------                  -------    -------
PRETAX INCOME FROM CONTINUING OPERATIONS             $  418     $  774      (46)        $   962    $ 2,235      (57)
                                                     ======     ======                  =======    =======
NET INCOME (LOSS)
  U.S. Card Services                                 $ (200)    $   21        #         $  (225)   $   544        #
  International Card Services                            64        115      (44)            103        248      (58)
  Global Commercial Services                             71        227      (69)            157        378      (58)
  Global Network & Merchant Services                    236        299      (21)            473        522       (9)
                                                     ------     ------                  -------    -------
                                                        171        662      (74)            508      1,692      (70)

  Corporate & Other                                     171         (2)       #             277         12        #
                                                     ------     ------                  -------    -------
  Income from continuing operations                     342        660      (48)            785      1,704      (54)
  Loss from discontinued operations, net of tax          (5)        (7)     (29)            (11)       (60)     (82)
                                                     ------     ------                  -------    -------
NET INCOME                                           $  337     $  653      (48)        $   774    $ 1,644      (53)
                                                     ======     ======                  =======    =======

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                    Quarters Ended                  Six Months Ended
                                                                        June 30,                        June 30,
                                                                   -----------------   Percentage   ----------------   Percentage
                                                                    2009       2008     Inc/(Dec)    2009      2008     Inc/(Dec)
                                                                   ------     ------   ----------   ------    ------   ----------
EARNINGS PER COMMON SHARE

BASIC
      Income from continuing operations attributable to common
        shareholders                                               $ 0.09     $ 0.57     (84)%      $ 0.41    $ 1.47      (72)%
      Loss from discontinued operations                                 -      (0.01)      #         (0.01)    (0.05)     (80)
                                                                   ------     ------                ------    ------
      Net income attributable to common shareholders               $ 0.09     $ 0.56     (84)%      $ 0.40    $ 1.42      (72)%
                                                                   ======     ======                ======    ======
      Average common shares outstanding (millions)                  1,162      1,154       1%        1,159     1,153        1%
                                                                   ======     ======                ======    ======
DILUTED
      Income from continuing operations attributable to common
        shareholders                                               $ 0.09     $ 0.56     (84)%      $ 0.41    $ 1.46      (72)%
      Loss from discontinued operations                                 -          -       -         (0.01)    (0.05)     (80)
                                                                   ------     ------                ------    ------
      Net income attributable to common shareholders               $ 0.09     $ 0.56     (84)%      $ 0.40    $ 1.41      (72)%
                                                                   ======     ======                ======    ======
      Average common shares outstanding (millions)                  1,165      1,163       -%        1,161     1,163        -%
                                                                   ======     ======                ======    ======
Cash dividends declared per common share                           $ 0.18     $ 0.18       -%       $ 0.36    $ 0.36        -%
                                                                   ======     ======                ======    ======

                       SELECTED STATISTICAL INFORMATION

                                                                    Quarters Ended                  Six Months Ended
                                                                        June 30,                        June 30,
                                                                   -----------------   Percentage   ----------------   Percentage
                                                                    2009       2008     Inc/(Dec)    2009      2008     Inc/(Dec)
                                                                   ------     ------   ----------   ------    ------   ----------
Return on average equity (A)                                         13.2%      31.1%                 13.2%     31.1%
Return on average common equity (A)                                  12.0%      30.9%                 12.0%     30.9%
Return on average tangible common equity (A)                         15.6%      37.5%                 15.6%     37.5%
Common shares outstanding (millions)                                1,189      1,159       3%        1,189     1,159       3%
Book value per common share                                        $11.28     $10.58       7%       $11.28    $10.58       7%
Shareholders' equity (billions)                                     $13.4      $12.3       9%        $13.4     $12.3       9%

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                   Quarters Ended
                                                      June 30,
                                                  -----------------    Percentage
                                                   2009       2008      Inc/(Dec)
                                                  ------     ------    ----------
Card billed business (A):
  United States                                   $104.8     $123.5       (15)%
  Outside the United States                         46.6       57.4       (19)
                                                  ------     ------
      Total                                       $151.4     $180.9       (16)
                                                  ======     ======
Total cards-in-force (millions) (B):
  United States                                     49.8       53.5        (7)%
  Outside the United States                         38.7       36.6         6
                                                  ------     ------
      Total                                         88.5       90.1        (2)
                                                  ======     ======
Basic cards-in-force (millions) (B):
  United States                                     38.7       41.9        (8)%
  Outside the United States                         33.9       31.6         7
                                                  ------     ------
      Total                                         72.6       73.5        (1)
                                                  ======     ======

Average discount rate (C)                           2.55%      2.56%
Average basic cardmember spending (dollars) (D)   $2,712     $3,199       (15)%
Average fee per card (dollars) (D)                $   35     $   34         3%
Average fee per card adjusted (dollars) (D)       $   39     $   39         -%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. The card fees related to cardmember loans included in interest and fees on loans were $45 million and $34 million for the quarters ended June 30, 2009 and 2008, respectively. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans). The amount of amortization excluded was $62 million and $82 million for the quarters ended June 30, 2009 and 2008, respectively. The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                  SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                           Quarters Ended
                                                                               June 30,
                                                                  ---------------------------------       Percentage
                                                                       2009               2008             Inc/(Dec)
                                                                  --------------     --------------     --------------
Worldwide cardmember receivables:
  Total receivables                                                  $ 31.4             $ 39.9               (21)%
  Loss reserves (millions):
    Beginning balance                                                $  810             $1,221               (34)%
      Provision                                                         237                241                (2)
      Net write-offs                                                   (340)              (293)               16
      Other                                                               7                (23)                #
                                                                     ------             ------
    Ending balance                                                   $  714             $1,146               (38)
                                                                     ======             ======
    % of receivables                                                    2.3%               2.9%
  Net write-off rate - USCS                                             5.2%               3.9%
  30 days past due as a % of total - USCS                               2.6%               3.0%
  Net loss ratio as a % of charge volume - ICS                         0.36%              0.22%
  90 days past due as a % of total - ICS                                3.0%               2.4%
  Net loss ratio as a % of charge volume - GCS                         0.22%              0.10%
  90 days past due as a % of total - GCS                                1.9%               1.6%

Worldwide cardmember lending - owned basis (A):
  Total loans                                                        $ 32.5             $ 49.6               (34)%
  30 days past due loans as a % of total                                4.3%               3.4%
  Loss reserves (millions):
    Beginning balance                                                $3,013             $1,919                57%
      Provision                                                       1,291              1,506               (14)
      Net write-offs - principal                                       (847)              (678)               25
      Write-offs - interest and fees                                   (131)              (149)              (12)
      Other (B)                                                        (107)                (4)                #
                                                                     ------             ------
    Ending balance                                                   $3,219             $2,594                24
                                                                     ======             ======
       Ending Reserves - principal                                   $3,035             $2,395                27
       Ending Reserves - interest and fees                           $  184             $  199                (8)
    % of loans                                                          9.9%               5.2%
    % of past due                                                       230%               155%
  Average loans                                                      $ 35.2             $ 49.6               (29)%
  Net write-off rate                                                    9.6%               5.5%
  Net interest yield on cardmember loans (C)                            9.7%               8.5%

Worldwide cardmember lending - managed basis (D):
  Total loans                                                        $ 62.9             $ 76.5               (18)%
  30 days past due loans as a % of total                                4.3%               3.3%
  Net write-offs - principal (millions)                              $1,541             $  974                58
  Average loans                                                      $ 63.9             $ 75.8               (16)%
  Net write-off rate                                                    9.7%               5.1%
  Net interest yield on cardmember loans (C)                            9.9%               9.0%

# - Denotes a variance of more than 100%.

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) For the quarter ended June 30, 2009, this amount primarily includes
$144 million of reserves that were removed in connection with securitizations during the period. The offset is in the allocated cost of the associated retained subordinated securities. This amount also includes foreign currency translation adjustments. The prior period primarily included foreign currency translation adjustments.

(C) See Appendix III for discussion of net interest yield on cardmember loans.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                  Quarters Ended
                                                 -----------------------------------------------------------------------------
                                                    June 30,       March 31,      December 31,   September 30,      June 30,
                                                      2009           2009             2008           2008             2008
                                                 -------------   -------------   -------------   -------------   -------------
Revenues
Non-interest revenues
  Discount revenue                                   $3,305         $3,066          $3,468          $3,848           $3,991
  Net card fees                                         532            532             536             541              542
  Travel commissions and fees                           407            365             444             499              573
  Other commissions and fees                            439            453             522             573              590
  Securitization income, net                             (2)           141             199             200              227
  Other                                                 670            450             566             553              578
                                                     ------         ------          ------          ------           ------
     Total non-interest revenues                      5,351          5,007           5,735           6,214            6,501
                                                     ------         ------          ------          ------           ------
Interest income
  Interest and fees on loans                          1,081          1,292           1,364           1,560            1,564
  Interest and dividends on investment
    securities                                          196            154             168             200              217
  Deposits with banks and other                          11             28              36              74               76
                                                     ------         ------          ------          ------           ------
    Total interest income                             1,288          1,474           1,568           1,834            1,857
                                                     ------         ------          ------          ------           ------
Interest expense
  Deposits                                              105             85              73             109              123
  Short-term borrowings                                   7             27              72             114              136
  Long-term debt                                        431            434             646             646              631
  Other                                                   4              9               6              15               13
                                                     ------         ------          ------          ------           ------
    Total interest expense                              547            555             797             884              903
                                                     ------         ------          ------          ------           ------
    Net interest income                                 741            919             771             950              954
                                                     ------         ------          ------          ------           ------
Total revenues net of interest expense                6,092          5,926           6,506           7,164            7,455
                                                     ------         ------          ------          ------           ------
Provisions for losses
  Charge card                                           237            336             426             351              241
  Cardmember lending                                  1,303          1,414             927             958            1,537
  Other                                                  44             53              51              50               46
                                                     ------         ------          ------          ------           ------
     Total provisions for losses                      1,584          1,803           1,404           1,359            1,824
                                                     ------         ------          ------          ------           ------
Total revenues net of interest expense after
  provision for losses                                4,508          4,123           5,102           5,805            5,631
                                                     ------         ------          ------          ------           ------

Expenses
  Marketing and promotion                               352            345             524             649              663
  Cardmember rewards                                  1,029            846           1,088           1,132            1,129
  Cardmember services                                   131            111             140             148              132
  Salaries and employee benefits                      1,370          1,253           1,660           1,465            1,495
  Professional services                                 599            519             649             608              606
  Occupancy and equipment                               392            358             456             398              412
  Communications                                        106            104             118             118              115
  Other, net                                            111             43             199             209              305
                                                     ------         ------          ------          ------           ------
     Total                                            4,090          3,579           4,834           4,727            4,857
                                                     ------         ------          ------          ------           ------
Pretax income from continuing operations                418            544             268           1,078              774
Income tax provision (benefit)                           76            101             (38)            217              114
                                                     ------         ------          ------          ------           ------
Income from continuing operations                       342            443             306             861              660
Loss from discontinued operations, net of tax            (5)            (6)            (66)            (46)              (7)
                                                     ------         ------          ------          ------           ------
Net income                                           $  337         $  437          $  240          $  815           $  653
                                                     ======         ======          ======          ======           ======
Income from continuing operations attributable
  to common shareholders (A)                         $  107         $  367          $  305          $  856           $  657
                                                     ======         ======          ======          ======           ======
Net income attributable to common
  shareholders (A)                                   $  102         $  361          $  239          $  810           $  650
                                                     ======         ======          ======          ======           ======

(A) Represents income from continuing operations or net income, as applicable, less (i) accelerated preferred dividend accretion of $212 million for the quarter ended June 30, 2009 due to the repurchase of $3.39 billion of preferred shares issued as part of the Capital Purchase Program (CPP), (ii) preferred shares dividends and related accretion of $22 million for the quarter ended June 30, 2009 and $72 million for the quarter ended March 31, 2009, respectively, and (iii) earnings allocated to participating share awards of $1 million for the quarter ended June 30, 2009, $4 million for the quarter ended March 31, 2009, $1 million for the quarter ended December 31, 2008,
$5 million for the quarter ended September 30, 2008, and $3 million for the quarter ended June 30, 2008, respectively.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                  Quarters Ended
                                                  ----------------------------------------------------------------------------
                                                     June 30,      March 31,      December 31,   September 30,      June 30,
                                                       2009          2009            2008            2008            2008
                                                  -------------  -------------   -------------   -------------   -------------
TOTAL REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                 $2,805         $3,074          $3,223          $3,459           $3,593
  International Card Services                         1,091          1,023           1,098           1,232            1,256
  Global Commercial Services                          1,003            944           1,044           1,200            1,308
  Global Network & Merchant Services                    910            836             945           1,071            1,083
                                                     ------         ------          ------          ------           ------
                                                      5,809          5,877           6,310           6,962            7,240
  Corporate & Other,
    including adjustments and eliminations              283             49             196             202              215
                                                     ------         ------          ------          ------           ------
CONSOLIDATED TOTAL REVENUES NET OF INTEREST
  EXPENSE                                            $6,092         $5,926          $6,506          $7,164           $7,455
                                                     ======         ======          ======          ======           ======

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                 $ (332)        $  (50)         $   49          $  364           $  (63)
  International Card Services                            49              8             (38)              1               73
  Global Commercial Services                             99            128             (42)            191              326
  Global Network & Merchant Services                    360            365             303             397              455
                                                     ------         ------          ------          ------           ------
                                                        176            451             272             953              791

  Corporate & Other                                     242             93              (4)            125              (17)
                                                     ------         ------          ------          ------           ------
PRETAX INCOME FROM CONTINUING OPERATIONS             $  418         $  544          $  268          $1,078           $  774
                                                     ======         ======          ======          ======           ======

NET INCOME (LOSS)
  U.S. Card Services                                 $ (200)        $  (25)         $   64          $  244           $   21
  International Card Services                            64             39              36              67              115
  Global Commercial Services                             71             86              (7)            134              227
  Global Network & Merchant Services                    236            237             215             258              299
                                                     ------         ------          ------          ------           ------
                                                        171            337             308             703              662

  Corporate & Other                                     171            106              (2)            158               (2)
                                                     ------         ------          ------          ------           ------
  Income from continuing operations                     342            443             306             861              660
  Loss from discontinued operations, net of tax          (5)            (6)            (66)            (46)              (7)
                                                     ------         ------          ------          ------           ------
NET INCOME                                           $  337         $  437          $  240          $  815           $  653
                                                     ======         ======          ======          ======           ======

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                  Quarters Ended
                                                  ----------------------------------------------------------------------------
                                                     June 30,      March 31,      December 31,   September 30,      June 30,
                                                       2009          2009            2008            2008            2008
                                                  -------------  -------------   -------------   -------------   -------------
EARNINGS PER COMMON SHARE

BASIC
      Income from continuing operations
         attributable to common shareholders         $ 0.09         $ 0.32          $ 0.26          $ 0.74           $ 0.57
      Loss from discontinued operations                   -          (0.01)          (0.05)          (0.04)           (0.01)
                                                     ------         ------          ------          ------           ------
      Net income attributable to common
         shareholders                                $ 0.09         $ 0.31          $ 0.21          $ 0.70           $ 0.56
                                                     ======         ======          ======          ======           ======
      Average common shares outstanding
         (millions)                                   1,162          1,156           1,155           1,154            1,154
                                                     ======         ======          ======          ======           ======

DILUTED
      Income from continuing operations
         attributable to common shareholders         $ 0.09         $ 0.32          $ 0.26          $ 0.74           $ 0.56
      Loss from discontinued operations                   -          (0.01)          (0.05)          (0.04)               -
                                                     ------         ------          ------          ------           ------
      Net income attributable to common
         shareholders                                $ 0.09         $ 0.31          $ 0.21          $ 0.70           $ 0.56
                                                     ======         ======          ======          ======           ======
      Average common shares outstanding
         (millions)                                   1,165          1,156           1,155           1,158            1,163
                                                     ======         ======          ======          ======           ======
Cash dividends declared per common share             $ 0.18         $ 0.18          $ 0.18          $ 0.18           $ 0.18
                                                     ======         ======          ======          ======           ======

                       SELECTED STATISTICAL INFORMATION

                                                                                  Quarters Ended
                                                  ----------------------------------------------------------------------------
                                                     June 30,      March 31,      December 31,   September 30,      June 30,
                                                       2009          2009            2008            2008            2008
                                                  -------------  -------------   -------------   -------------   -------------
Return on average equity (A)                           13.2%          16.3%           22.3%           27.8%            31.1%
Return on average common equity (A)                    12.0%          16.7%           22.1%           27.6%            30.9%
Return on average tangible common equity (A)           15.6%          21.6%           28.0%           34.2%            37.5%
Common shares outstanding (millions)                  1,189          1,168           1,160           1,160            1,159
Book value per common share                          $11.28         $10.61          $10.21          $10.79           $10.58
Shareholders' equity (billions)                      $ 13.4         $ 15.8          $ 11.8          $ 12.5           $ 12.3

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                  Quarters Ended
                                                  ----------------------------------------------------------------------------
                                                     June 30,       March 31,      December 31,   September 30,     June 30,
                                                       2009           2009            2008            2008            2008
                                                  -------------  -------------   -------------   -------------   -------------
Card billed business (A):
  United States                                      $104.8         $ 97.4          $112.7          $120.3           $123.5
  Outside the United States                            46.6           41.8            47.8            55.2             57.4
                                                     ------         ------          ------          ------           ------
      Total                                          $151.4         $139.2          $160.5          $175.5           $180.9
                                                     ======         ======          ======          ======           ======
Total cards-in-force (millions) (B):
  United States                                        49.8           53.4            54.0            54.3             53.5
  Outside the United States                            38.7           38.2            38.4            37.8             36.6
                                                     ------         ------          ------          ------           ------
      Total                                            88.5           91.6            92.4            92.1             90.1
                                                     ======         ======          ======          ======           ======
Basic cards-in-force (millions) (B):
  United States                                        38.7           41.6            42.0            42.3             41.9
  Outside the United States                            33.9           33.3            33.4            32.8             31.6
                                                     ------         ------          ------          ------           ------
      Total                                            72.6           74.9            75.4            75.1             73.5
                                                     ======         ======          ======          ======           ======

Average discount rate (C)                              2.55%          2.56%           2.53%           2.56%            2.56%
Average basic cardmember spending (dollars) (D)      $2,712         $2,443          $2,792          $3,049           $3,199
Average fee per card (dollars) (D)                   $   35         $   34          $   34          $   34           $   34
Average fee per card adjusted (dollars) (D)          $   39         $   38          $   38          $   39           $   39

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. The card fees related to cardmember loans included in interest and fees on loans were $45 million for the quarter ended June 30, 2009, $40 million for the quarter ended March 31, 2009, $41 million for the quarter ended December 31, 2008, $35 million for the quarter ended September 30, 2008, and $34 million for the quarter ended June 30, 2008, respectively. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans). The amount of amortization excluded for these periods was $62 million for the quarter ended June 30, 2009, $70 million for the quarter ended March 31, 2009, $76 million for the quarter ended December 31, 2008, $84 million for the quarter ended September 30, 2008, and $82 million for the quarter ended June 30, 2008, respectively. The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                                  Quarters Ended
                                                  ----------------------------------------------------------------------------
                                                     June 30,      March 31,      December 31,   September 30,     June 30,
                                                       2009          2009            2008            2008            2008
                                                  -------------  -------------   -------------   -------------   -------------
Worldwide cardmember receivables:
  Total receivables                                  $ 31.4         $ 30.3          $ 33.0          $ 37.6           $ 39.9
  Loss reserves (millions):
    Beginning balance                                  $810           $810          $1,134          $1,146           $1,221
      Provision                                         237            336             426             351              241
      Net write-offs (A)                               (340)          (332)           (669)           (333)            (293)
      Other                                               7             (4)            (81)            (30)             (23)
                                                     ------         ------          ------          ------           ------
    Ending balance                                   $  714         $  810          $  810          $1,134           $1,146
                                                     ======         ======          ======          ======           ======
    % of receivables                                    2.3%           2.7%            2.5%            3.0%             2.9%
  Net write-off rate - USCS (A)                         5.2%           4.9%            3.5%            3.4%             3.9%
  30 days past due as a % of total - USCS               2.6%           3.7%            3.7%            3.3%             3.0%
  Net loss ratio as a % of charge volume - ICS         0.36%          0.35%           0.30%           0.25%            0.22%
  90 days past due as a % of total - ICS                3.0%           3.3%            3.1%            2.7%             2.4%
  Net loss ratio as a % of charge volume - GCS         0.22%          0.17%           0.14%           0.15%            0.10%
  90 days past due as a % of total - GCS                1.9%           2.4%            2.7%            1.8%             1.6%

Worldwide cardmember lending - owned basis (B):
  Total loans                                        $ 32.5         $ 36.7          $ 42.2          $ 45.7           $ 49.6
  30 days past due loans as a % of total                4.3%           4.9%            4.4%            3.7%             3.4%
  Loss reserves (millions):
    Beginning balance                                $3,013         $2,570          $2,640          $2,594           $1,919
      Provision                                       1,291          1,401             897             927            1,506
      Net write-offs - principal                       (847)          (782)           (702)           (697)            (678)
      Write-offs - interest and fees                   (131)          (155)           (143)           (161)            (149)
      Other (C)                                        (107)           (21)           (122)            (23)              (4)
                                                     ------         ------          ------          ------           ------
    Ending balance                                   $3,219         $3,013          $2,570          $2,640           $2,594
                                                     ======         ======          ======          ======           ======
      Ending Reserves - principal                    $3,035         $2,806          $2,379          $2,426           $2,395
      Ending Reserves - interest and fees            $  184         $  207          $  191          $  214           $  199
    % of loans                                          9.9%           8.2%            6.1%            5.8%             5.2%
    % of past due                                       230%           168%            137%            154%             155%
  Average loans                                      $ 35.2         $ 39.0          $ 43.0          $ 47.7           $ 49.6
  Net write-off rate                                    9.6%           8.0%            6.5%            5.8%             5.5%
  Net interest yield on cardmember loans (D)            9.7%          10.7%            8.8%            8.9%             8.5%

Worldwide cardmember lending - managed basis (E):
  Total loans                                        $ 62.9         $ 65.0          $ 72.0          $ 75.5           $ 76.5
  30 days past due loans as a % of total                4.3%           5.0%            4.6%            3.8%             3.3%
  Net write-offs - principal (millions)              $1,541         $1,392          $1,181          $1,090           $  974
  Average loans                                      $ 63.9         $ 67.9          $ 72.8          $ 76.1           $ 75.8
  Net write-off rate                                    9.7%           8.2%            6.5%            5.7%             5.1%
  Net interest yield on cardmember loans (D)            9.9%          10.9%            8.9%            9.2%             9.0%

(A) In the fourth quarter of 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off to 180 days past due, consistent with applicable regulatory guidance. Previously, receivables were written off when 360 days past due. The net write-offs for the fourth quarter of 2008 include write-offs of $341 million resulting from this write-off methodology change, which is not reflected in the net write-off rate for U.S. Card Services. Including the $341 million in write-offs, the net write-off rate was 11.0 percent for the fourth quarter of 2008.

(B) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(C) For the quarter ended June 30, 2009, this amount primarily includes
$144 million of reserves that were removed in connection with securitizations during the period. The offset is in the allocated cost of the associated retained subordinated securities. This amount also includes foreign currency translation adjustments. Prior periods included foreign currency translation and other adjustments primarily related to the reclassification of waived fee reserves to a contra-cardmember receivable.

(D) See Appendix III for discussion of net interest yield on cardmember loans.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                       Quarters Ended
                                                                           June 30,
                                                                      -----------------  Percentage
                                                                       2009       2008    Inc/(Dec)
                                                                      ------     ------  ----------
Revenues
  Discount revenue, net card fees and other                           $2,273     $2,716     (16)%
  Securitization income, net                                              (2)       227       #
  Interest income                                                        748      1,189     (37)
  Interest expense                                                       214        539     (60)
                                                                      ------     ------
    Net interest income                                                  534        650     (18)
                                                                      ------     ------
Total revenues net of interest expense                                 2,805      3,593     (22)
                                                                      ------     ------
Provisions for losses                                                  1,190      1,516     (22)
                                                                      ------     ------
Total revenues net of interest expense after provisions for losses     1,615      2,077     (22)
                                                                      ------     ------
Expenses
  Marketing, promotion, rewards and cardmember services                1,021      1,240     (18)
  Salaries and employee benefits and other operating expenses            926        900       3
                                                                      ------     ------
        Total                                                          1,947      2,140      (9)
                                                                      ------     ------
Pretax segment loss                                                     (332)       (63)      #
Income tax benefit                                                      (132)       (84)     57
                                                                      ------     ------
Segment (loss) income                                                 $ (200)    $   21       #
                                                                      ======     ======

# - Denotes a variance of more than 100%.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                       Quarters Ended
                                                                          June 30,
                                                                     ------------------  Percentage
                                                                      2009        2008    Inc/(Dec)
                                                                     ------      ------  ----------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
    Reported for the period (GAAP)                                   $2,273      $2,716     (16)%
    Securitization adjustments                                           79          95     (17)
                                                                     ------      ------
    Managed discount revenue, net card fees and other                $2,352      $2,811     (16)
                                                                     ------      ------

  Interest income:
    Reported for the period (GAAP)                                   $  748      $1,189     (37)
    Securitization adjustments                                          771         824      (6)
                                                                     ------      ------
    Managed interest income                                          $1,519      $2,013     (25)
                                                                     ------      ------

  Securitization income, net:
    Reported for the period (GAAP)                                   $   (2)     $  227       #
    Securitization adjustments                                            2        (227)      #
                                                                     ------      ------
    Managed securitization income, net                               $    -      $    -       -
                                                                     ------      ------

  Interest expense:
    Reported for the period (GAAP)                                   $  214      $  539     (60)
    Securitization adjustments                                           48         184     (74)
                                                                     ------      ------
    Managed interest expense                                         $  262      $  723     (64)
                                                                     ------      ------

  Provisions for losses:
    Reported for the period (GAAP)                                   $1,190      $1,516     (22)
    Securitization adjustments                                          836         409       #
                                                                     ------      ------
    Managed provisions for losses                                    $2,026      $1,925       5
                                                                     ------      ------

# - Denotes a variance of more than 100%.

For U.S. Card Services, the managed basis presentation assumes that there have been no off-balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheets and income statements, respectively. For the managed basis presentation, revenue and expenses related to securitized cardmember loans are reflected in other commissions and fees (included above in discount revenue, net card fees and other), interest income, interest expense, and provisions for losses. On a managed basis, there is no securitization income, net as the managed basis presentation assumes no securitization transactions have occurred.

The Company presents U.S. Card Services information on a managed basis because that is the way the Company's management views and manages the business. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Management also believes that use of a managed basis presentation presents a more comprehensive portrayal of the key dynamics of the cardmember lending business. Irrespective of the on and off-balance sheet funding mix, it is important for management and investors to see metrics for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company's performance and can only be properly assessed when all non-securitized and securitized cardmember loans are viewed together on a managed basis. The Company does not currently securitize international loans.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                       Quarters Ended
                                                                          June 30,
                                                                      -----------------  Percentage
                                                                       2009       2008    Inc/(Dec)
                                                                      ------     ------  ----------
Card billed business                                                  $ 84.1     $100.0     (16)%
Total cards-in-force (millions)                                         40.2       44.2      (9)%
Basic cards-in-force (millions)                                         29.8       33.0     (10)%
Average basic cardmember spending (dollars)                           $2,667     $3,047     (12)%

U.S. Consumer Travel:
    Travel sales (millions)                                           $  696     $  884     (21)%
    Travel commissions and fees/sales                                    8.5%       9.0%

Total segment assets                                                  $ 54.1     $ 83.5     (35)%
Segment capital (millions) (A)                                        $5,861     $4,850      21%
Return on average segment capital (B)                                    1.6%      25.0%
Return on average tangible segment capital (B)                           1.7%      26.1%

Cardmember receivables:
  Total receivables                                                   $ 15.9     $ 19.8     (20)%
  30 days past due receivables as a % of total                           2.6%       3.0%
  Average receivables                                                 $ 15.7     $ 19.6     (20)%
  Net write-off rate                                                     5.2%       3.9%

Cardmember lending - owned basis (C):
  Total loans                                                         $ 23.6     $ 37.8     (38)%
  30 days past due loans as a % of total                                 4.4%       3.5%
  Average loans                                                       $ 26.5     $ 37.9     (30)%
  Net write-off rate                                                    10.3%       5.8%
  Net interest yield on cardmember loans (D)                             8.9%       8.2%

Cardmember lending - managed basis (E):
  Total loans                                                         $ 54.0     $ 64.7     (17)%
  30 days past due loans as a % of total                                 4.4%       3.3%
  Average loans                                                       $ 55.1     $ 64.2     (14)%
  Net write-off rate                                                    10.0%       5.3%
  Net interest yield on cardmember loans (D)                             9.5%       8.9%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) See Appendix IV for discussion of net interest yield on cardmember loans.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                 Quarters Ended
                                                  ----------------------------------------------------------------------------
                                                     June 30,       March 31,      December 31,   September 30,     June 30,
                                                       2009           2009            2008            2008            2008
                                                  -------------  -------------   -------------   -------------   -------------
Revenues
  Discount revenue, net card fees and other          $2,273         $2,205          $2,465          $2,597           $2,716
  Securitization income, net                             (2)           141             199             200              227
  Interest income                                       748            946           1,049           1,190            1,189
  Interest expense                                      214            218             490             528              539
                                                     ------         ------          ------          ------           ------
    Net interest income                                 534            728             559             662              650
                                                     ------         ------          ------          ------           ------
Total revenues net of interest expense                2,805          3,074           3,223           3,459            3,593
                                                     ------         ------          ------          ------           ------
Provisions for losses                                 1,190          1,383           1,051             941            1,516
                                                     ------         ------          ------          ------           ------
Total revenues net of interest expense after
  provisions for losses                               1,615          1,691           2,172           2,518            2,077
                                                     ------         ------          ------          ------           ------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                          1,021            889           1,208           1,245            1,240
  Salaries and employee benefits and other
    operating expenses                                  926            852             915             909              900
                                                     ------         ------          ------          ------           ------
        Total                                         1,947          1,741           2,123           2,154            2,140
                                                     ------         ------          ------          ------           ------
Pretax segment (loss) income                           (332)           (50)             49             364              (63)
Income tax (benefit) provision                         (132)           (25)            (15)            120              (84)
                                                     ------         ------          ------          ------           ------
Segment (loss) income                                $ (200)        $  (25)         $   64          $  244           $   21
                                                     ======         ======          ======          ======           ======

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                                   Quarters Ended
                                                    -----------------------------------------------------------------------------
                                                      June 30,        March 31,     December 31,    September 30,     June 30,
                                                        2009            2009            2008             2008           2008
                                                    -------------   -------------   -------------   -------------   -------------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
    Reported for the period (GAAP)                     $2,273           $2,205         $2,465          $2,597           $2,716
    Securitization adjustments                             79               99            110             122               95
                                                       ------           ------         ------          ------           ------
    Managed discount revenue, net card fees and
      other                                            $2,352           $2,304         $2,575          $2,719           $2,811
                                                       ------           ------         ------          ------           ------
  Interest income:
    Reported for the period (GAAP)                     $  748           $  946         $1,049          $1,190           $1,189
    Securitization adjustments                            771              886            902             883              824
                                                       ------           ------         ------          ------           ------
    Managed interest income                            $1,519           $1,832         $1,951          $2,073           $2,013
                                                       ------           ------         ------          ------           ------
  Securitization income, net:
    Reported for the period (GAAP)                     $   (2)          $  141         $  199          $  200           $  227
    Securitization adjustments                              2             (141)          (199)           (200)            (227)
                                                       ------           ------         ------          ------           ------
    Managed securitization income, net                 $    -           $    -         $    -          $    -           $    -
                                                       ------           ------         ------          ------           ------
  Interest expense:
    Reported for the period (GAAP)                     $  214           $  218         $  490          $  528           $  539
    Securitization adjustments                             48               83            230             196              184
                                                       ------           ------         ------          ------           ------
    Managed interest expense                           $  262           $  301         $  720          $  724           $  723
                                                       ------           ------         ------          ------           ------
  Provisions for losses:
    Reported for the period (GAAP)                     $1,190           $1,383         $1,051          $  941           $1,516
    Securitization adjustments                            836              636            577             629              409
                                                       ------           ------         ------          ------           ------
    Managed provisions for losses                      $2,026           $2,019         $1,628          $1,570           $1,925
                                                       ------           ------         ------          ------           ------

See page 21 for discussion of managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                   Quarters Ended
                                                    -----------------------------------------------------------------------------
                                                      June 30,        March 31,     December 31,    September 30,     June 30,
                                                        2009            2009            2008             2008           2008
                                                    -------------   -------------   -------------   -------------   -------------
Card billed business                                   $ 84.1           $ 78.0         $ 92.0          $ 97.9           $100.0
Total cards-in-force (millions)                          40.2             43.4           44.2            44.7             44.2
Basic cards-in-force (millions)                          29.8             32.3           32.9            33.4             33.0
Average basic cardmember spending (dollars)            $2,667           $2,391         $2,758          $2,950           $3,047

U.S. Consumer Travel:
    Travel sales                                       $  0.7           $  0.6         $  0.7          $  0.8           $  0.9
    Travel commissions and fees/sales                     8.5%             8.1%           7.8%            8.2%             9.0%

Total segment assets                                   $ 54.1           $ 55.6         $ 77.8          $ 80.5           $ 83.5
Segment capital (A)                                    $  5.9           $  4.8         $  4.8          $  5.1           $  4.9
Return on average segment capital (B)                     1.6%             6.3%          18.0%           17.0%            25.0%
Return on average tangible segment capital (B)            1.7%             6.7%          19.0%           17.7%            26.1%

Cardmember receivables:
  Total receivables                                    $ 15.9           $ 15.6         $ 17.8          $ 18.8           $ 19.8
  30 days past due receivables as a % of total            2.6%             3.7%           3.7%            3.3%             3.0%
  Average receivables                                  $ 15.7           $ 16.1         $ 18.1          $ 19.3           $ 19.6
  Net write-off rate (C)                                  5.2%             4.9%           3.5%            3.4%             3.9%

Cardmember lending - owned basis (D):
  Total loans                                          $ 23.6           $ 28.2         $ 32.7          $ 34.6           $ 37.8
  30 days past due loans as a % of total                  4.4%             5.1%           4.7%            3.9%             3.5%
  Average loans                                        $ 26.5           $ 30.2         $ 33.2          $ 36.3           $ 37.9
  Net write-off rate                                     10.3%             8.5%           7.0%            6.1%             5.8%
  Net interest yield on cardmember loans (E)              8.9%            10.4%           8.5%            8.6%             8.2%

Cardmember lending - managed basis (F):
  Total loans                                          $ 54.0           $ 56.5         $ 62.4          $ 64.3           $ 64.7
  30 days past due loans as a % of total                  4.4%             5.1%           4.7%            3.9%             3.3%
  Average loans                                        $ 55.1           $ 59.1         $ 63.0          $ 64.6           $ 64.2
  Net write-off rate                                     10.0%             8.5%           6.7%            5.9%             5.3%
  Net interest yield on cardmember loans (E)              9.5%            10.8%           8.7%            9.1%             8.9%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) In the fourth quarter of 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off to 180 days past due, consistent with applicable regulatory guidance. Previously, receivables were written off when 360 days past due. The net write-offs for the fourth quarter of 2008 include write-offs of $341 million resulting from this write-off methodology change, which is not reflected in the net write-off rate for U.S. Card Services. Including the $341 million in write-offs, the net write-off rate was 11.0 percent for the fourth quarter of 2008.

(D) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(E) See Appendix IV for discussion of net interest yield on cardmember loans.

(F) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                          Quarters Ended
                                                              June 30,
                                                      -----------------------     Percentage
                                                         2009          2008        Inc/(Dec)
                                                      ----------    ---------     ----------
Revenues
  Discount revenue, net card fees and other             $  823        $  992         (17)%
                                                        ------        ------
  Interest income                                          399           524         (24)
  Interest expense                                         131           260         (50)
                                                        ------        ------
    Net interest income                                    268           264           2
                                                        ------        ------
Total revenues net of interest expense                   1,091         1,256         (13)
                                                        ------        ------
Provisions for losses                                      302           242          25
                                                        ------        ------
Total revenues net of interest expense after
  provisions for losses                                    789         1,014         (22)
                                                        ------        ------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                               287           404         (29)
  Salaries and employee benefits and other
    operating expenses                                     453           537         (16)
                                                        ------        ------
        Total                                              740           941         (21)
                                                        ------        ------
Pretax segment income                                       49            73         (33)
Income tax benefit                                         (15)          (42)        (64)
                                                        ------        ------
Segment income                                          $   64        $  115         (44)
                                                        ======        ======

# - Denotes variance of more than 100%.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                          Quarters Ended
                                                             June 30,
                                                  --------------------------------      Percentage
                                                       2009              2008            Inc/(Dec)
                                                  --------------    --------------    --------------
Card billed business                                 $ 22.7            $ 28.3              (20)%
Total cards-in-force (millions)                        15.5              16.3               (5)%
Basic cards-in-force (millions)                        10.8              11.5               (6)%
Average basic cardmember spending (dollars)          $2,083            $2,476              (16)%

International Consumer Travel:
  Travel sales (millions)                            $  231            $  369              (37)%
  Travel commissions and fees/sales                     8.7%              8.1%

Total segment assets                                 $ 19.3            $ 22.7              (15)%
Segment capital (millions) (A)                       $2,180            $2,179                -%
Return on average segment capital (B)                   9.7%             15.8%
Return on average tangible segment capital (B)         13.1%             21.5%

Cardmember receivables:
  Total receivables                                  $  5.4            $  6.6              (18)%
  90 days past due as a % of total                      3.0%              2.4%
  Net loss ratio as a % of charge volume               0.36%             0.22%

Cardmember lending:
  Total loans                                        $  8.9            $ 11.8              (25)%
  30 days past due loans as a % of total                4.0%              3.1%
  Average loans                                      $  8.7            $ 11.6              (25)%
  Net write-off rate                                    7.5%              4.5%
  Net interest yield on cardmember loans (C)           12.2%              9.6%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) See Appendix IV for discussion of net interest yield on cardmember loans.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                  Quarters Ended
                                                  ----------------------------------------------------------------------------
                                                     June 30,       March 31,     December 31,   September 30,      June 30,
                                                       2009           2009            2008            2008            2008
                                                  -------------  -------------   -------------   -------------   -------------
Revenues
  Discount revenue, net card fees and other          $  823         $  772          $  864          $  965           $  992
                                                     ------         ------          ------          ------           ------
  Interest income                                       399            400             427             523              524
  Interest expense                                      131            149             193             256              260
                                                     ------         ------          ------          ------           ------
    Net interest income                                 268            251             234             267              264
                                                     ------         ------          ------          ------           ------
Total revenues net of interest expense                1,091          1,023           1,098           1,232            1,256
                                                     ------         ------          ------          ------           ------
Provisions for losses                                   302            335             243             316              242
                                                     ------         ------          ------          ------           ------
Total revenues net of interest expense after
  provisions for losses                                 789            688             855             916            1,014
                                                     ------         ------          ------          ------           ------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                            287            258             303             388              404
  Salaries and employee benefits and other
    operating expenses                                  453            422             590             527              537
                                                     ------         ------          ------          ------           ------
        Total                                           740            680             893             915              941
                                                     ------         ------          ------          ------           ------
Pretax segment income (loss)                             49              8             (38)              1               73
Income tax benefit                                      (15)           (31)            (74)            (66)             (42)
                                                     ------         ------          ------          ------           ------
Segment income                                       $   64         $   39          $   36          $   67           $  115
                                                     ======         ======          ======          ======           ======

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)


                                                                                  Quarters Ended
                                                  ----------------------------------------------------------------------------
                                                     June 30,       March 31,     December 31,   September 30,      June 30,
                                                       2009           2009            2008            2008            2008
                                                  -------------  -------------   -------------   -------------   -------------
Card billed business                                 $ 22.7         $ 20.5          $ 24.2          $ 27.5           $ 28.3
Total cards-in-force (millions)                        15.5           15.8            16.3            16.4             16.3
Basic cards-in-force (millions)                        10.8           11.0            11.4            11.5             11.5
Average basic cardmember spending (dollars)          $2,083         $1,823          $2,109          $2,393           $2,476

International Consumer Travel:
  Travel sales                                       $  0.2         $  0.2          $  0.3          $  0.3           $  0.4
  Travel commissions and fees/sales                     8.7%           8.3%            7.5%            8.4%             8.1%

Total segment assets                                 $ 19.3         $ 17.7          $ 20.4          $ 22.6           $ 22.7
Segment capital (A)                                  $  2.2         $  2.0          $  2.0          $  2.3           $  2.2
Return on average segment capital (B)                   9.7%          12.3%           16.7%           11.8%            15.8%
Return on average tangible segment capital (B)         13.1%          16.6%           22.5%           15.9%            21.5%

Cardmember receivables:
  Total receivables                                  $  5.4         $  5.0          $  5.6          $  6.1           $  6.6
  90 days past due as a % of total                      3.0%           3.3%            3.1%            2.7%             2.4%
  Net loss ratio as a % of charge volume               0.36%          0.35%           0.30%           0.25%            0.22%

Cardmember lending:
  Total loans                                        $  8.9         $  8.5          $  9.5          $ 11.1           $ 11.8
  30 days past due loans as a % of total                4.0%           4.2%            3.6%            3.3%             3.1%
  Average loans                                      $  8.7         $  8.8          $  9.8          $ 11.4           $ 11.6
  Net write-off rate                                    7.5%           6.4%            5.1%            5.1%             4.5%
  Net interest yield on cardmember loans (C)           12.2%          11.7%            9.8%            9.7%             9.6%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) See Appendix IV for discussion of net interest yield on cardmember loans.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                          Quarters Ended
                                                             June 30,
                                                  --------------------------------      Percentage
                                                       2009              2008            Inc/(Dec)
                                                  --------------    --------------    --------------
Revenues
  Discount revenue, net card fees and other          $1,035            $1,405              (26)%
                                                     ------            ------
  Interest income                                        21                49              (57)
  Interest expense                                       53               146              (64)
                                                     ------            ------
    Net interest income                                 (32)              (97)             (67)
                                                     ------            ------
Total revenues net of interest expense                1,003             1,308              (23)
                                                     ------            ------
Provisions for losses                                    53                40               33
                                                     ------            ------
Total revenues net of interest expense after
  provisions for losses                                 950             1,268              (25)
                                                     ------            ------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                             74                99              (25)
  Salaries and employee benefits and other
    operating expenses                                  777               843               (8)
                                                     ------            ------
        Total                                           851               942              (10)
                                                     ------            ------
Pretax segment income                                    99               326              (70)
Income tax provision                                     28                99              (72)
                                                     ------            ------
Segment income                                       $   71            $  227              (69)
                                                     ======            ======

# - Denotes variance of more than 100%.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                          Quarters Ended
                                                             June 30,
                                                  --------------------------------      Percentage
                                                       2009              2008            Inc/(Dec)
                                                  --------------    --------------    --------------
Card billed business                                 $ 27.2            $ 35.4              (23)%
Total cards-in-force (millions)                         7.2               7.0                3%
Basic cards-in-force (millions)                         7.2               7.0                3%
Average basic cardmember spending (dollars)          $3,746            $5,083              (26)%

Global Corporate Travel:
  Travel sales                                       $  3.6            $  6.2              (42)%
  Travel commissions and fees/sales                     9.1%              7.5%

Total segment assets                                 $ 21.1            $ 25.8              (18)%
Segment capital (millions) (A)                       $3,344            $3,280                2%
Return on average segment capital (B)                   8.3%             23.6%
Return on average tangible segment capital (B)         18.9%             46.7%

Cardmember receivables:
  Total receivables                                  $  9.9            $ 13.4              (26)%
  90 days past due as a % of total                      1.9%              1.6%
  Net loss ratio as a % of charge volume               0.22%             0.10%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                   Quarters Ended
                                                    -----------------------------------------------------------------------------
                                                      June 30,        March 31,     December 31,    September 30,     June 30,
                                                        2009            2009            2008             2008           2008
                                                    -------------   -------------   -------------   -------------   -------------
Revenues
  Discount revenue, net card fees and other            $1,035           $981           $1,150          $1,291           $1,405
                                                       ------           ----           ------          ------           ------
  Interest income                                          21             21               30              43               49
  Interest expense                                         53             58              136             134              146
                                                       ------           ----           ------          ------           ------
    Net interest income                                   (32)           (37)            (106)            (91)             (97)
                                                       ------           ----           ------          ------           ------
Total revenues net of interest expense                  1,003            944            1,044           1,200            1,308
                                                       ------           ----           ------          ------           ------
Provisions for losses                                      53             47               69              60               40
                                                       ------           ----           ------          ------           ------
Total revenues net of interest expense after
  provisions for losses                                   950            897              975           1,140            1,268
                                                       ------           ----           ------          ------           ------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                               74             79               79             113               99
  Salaries and employee benefits and other
    operating expenses                                    777            690              938             836              843
                                                       ------           ----           ------          ------           ------
        Total                                             851            769            1,017             949              942
                                                       ------           ----           ------          ------           ------
Pretax segment income (loss)                               99            128              (42)            191              326
Income tax provision (benefit)                             28             42              (35)             57               99
                                                       ------           ----           ------          ------           ------
Segment income (loss)                                  $   71           $ 86           $   (7)         $  134           $  227
                                                       ======           ====           ======          ======           ======

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                   Quarters Ended
                                                    -----------------------------------------------------------------------------
                                                      June 30,        March 31,     December 31,    September 30,     June 30,
                                                        2009            2009            2008             2008           2008
                                                    -------------   -------------   -------------   -------------   -------------
Card billed business                                   $ 27.2           $ 25.1         $ 28.7          $ 32.3           $ 35.4
Total cards-in-force (millions)                           7.2              7.3            7.1             7.0              7.0
Basic cards-in-force (millions)                           7.2              7.3            7.1             7.0              7.0
Average basic cardmember spending (dollars)            $3,746           $3,517         $4,070          $4,611           $5,083

Global Corporate Travel:
  Travel sales                                         $  3.6           $  3.4         $  4.3          $  5.1           $  6.2
  Travel commissions and fees/sales                       9.1%             8.6%           8.4%            8.0%             7.5%

Total segment assets                                   $ 21.1           $ 19.0         $ 25.1          $ 23.6           $ 25.8
Segment capital (A)                                    $  3.3           $  3.4         $  3.6          $  3.6           $  3.3
Return on average segment capital (B)                     8.3%            12.8%          15.8%           21.2%            23.6%
Return on average tangible segment capital (B)           18.9%            29.2%          34.3%           43.9%            46.7%

Cardmember receivables:
  Total receivables                                    $  9.9           $  9.6         $  9.4          $ 12.5           $ 13.4
  90 days past due as a % of total                        1.9%             2.4%           2.7%            1.8%             1.6%
  Net loss ratio as a % of charge volume                 0.22%            0.17%          0.14%           0.15%            0.10%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                          Quarters Ended
                                                              June 30,
                                                      -----------------------     Percentage
                                                         2009          2008        Inc/(Dec)
                                                      ----------    ---------     ----------
Revenues
  Discount revenue, fees and other                      $888          $1,025         (13)%
                                                        ----          ------
  Interest income                                          1               1           -
  Interest expense                                       (21)            (57)        (63)
                                                        ----          ------
    Net interest income                                   22              58         (62)
                                                        ----          ------
Total revenues net of interest expense                   910           1,083         (16)
                                                        ----          ------
Provisions for losses                                     33              26          27
                                                        ----          ------
Total revenues net of interest expense after
  provision for losses                                   877           1,057         (17)
                                                        ----          ------
Expenses
  Marketing and promotion                                 94             149         (37)
  Salaries and employee benefits and other
    operating expenses                                   423             453          (7)
                                                        ----          ------
        Total                                            517             602         (14)
                                                        ----          ------
Pretax segment income                                    360             455         (21)
Income tax provision                                     124             156         (21)
                                                        ----          ------
Segment income                                          $236          $  299         (21)
                                                        ====          ======

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                           Quarters Ended
                                                              June 30,
                                                      -----------------------     Percentage
                                                         2009         2008         Inc/(Dec)
                                                      ----------    ---------     ----------
Global Card billed business (A)                         $151.4        $180.9         (16)%

Global Network & Merchant Services:
  Total segment assets                                  $  8.1        $  7.2          13%
  Segment capital (millions) (B)                        $1,751        $1,378          27%
Return on average segment capital (C)                     61.2%         88.1%
Return on average tangible segment capital (C)            62.6%         90.7%

Global Network Services:
  Card billed business                                  $ 17.0        $ 17.5          (3)%
  Total cards-in-force (millions)                         25.6          22.6          13%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                   Quarters Ended
                                                    -----------------------------------------------------------------------------
                                                      June 30,        March 31,     December 31,    September 30,     June 30,
                                                        2009            2009            2008             2008           2008
                                                    -------------   -------------   -------------   -------------   -------------
Revenues
  Discount revenue, fees and other                     $888             $813            $893            $1,015          $1,025
                                                       ----             ----            ----            ------          ------
  Interest income                                         1                1               1                 2               1
  Interest expense                                      (21)             (22)            (51)              (54)            (57)
                                                       ----             ----            ----            ------          ------
    Net interest income                                  22               23              52                56              58
                                                       ----             ----            ----            ------          ------
Total revenues net of interest expense                  910              836             945             1,071           1,083
                                                       ----             ----            ----            ------          ------
Provisions for losses                                    33               35              36                34              26
                                                       ----             ----            ----            ------          ------
Total revenues net of interest expense after
  provisions for losses                                 877              801             909             1,037           1,057
                                                       ----             ----            ----            ------          ------
Expenses
  Marketing and promotion                                94               64             118               150             149
  Salaries and employee benefits and other
    operating expenses                                  423              372             488               490             453
                                                       ----             ----            ----            ------          ------
        Total                                           517              436             606               640             602
                                                       ----             ----            ----            ------          ------
Pretax segment income                                   360              365             303               397             455
Income tax provision                                    124              128              88               139             156
                                                       ----             ----            ----            ------          ------
Segment income                                         $236             $237            $215            $  258          $  299
                                                       ====             ====            ====            ======          ======

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                Quarters Ended
                                                ------------------------------------------------------------------------------
                                                  June 30,        March 31,     December 31,    September 30,       June 30,
                                                    2009            2009            2008            2008              2008
                                                ------------    ------------    ------------    -------------     ------------
Global Card billed business (A)                    $151.4          $139.2          $160.5          $175.5            $180.9

Global Network & Merchant Services:
  Total segment assets                             $  8.1          $  6.6          $  7.0          $  8.0            $  7.2
  Segment capital (B)                              $  1.8          $  1.7          $  1.5          $  1.4            $  1.4
Return on average segment capital (C)                61.2%           70.6%           75.4%           82.4%             88.1%
Return on average tangible segment capital (C)       62.6%           72.4%           77.4%           84.7%             90.7%

Global Network Services:
  Card billed business                             $ 17.0          $ 14.8          $ 16.0          $ 18.2            $ 17.5
  Total cards-in-force (millions)                    25.6            25.1            24.8            24.0              22.6

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
 COMPONENTS OF RETURN ON AVERAGE EQUITY (ROE), RETURN ON AVERAGE COMMON EQUITY
         (ROCE), AND RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROTCE)
                                  APPENDIX I

(Millions)

                                                                                   For the Twelve Months Ended
                                                               -------------------------------------------------------------------
                                                                June 30,     March 31,   December 31,  September 30,    June 30,
                                                                  2009         2009          2008          2008           2008
                                                               ----------  ------------  ------------  -------------  ------------
ROE
  Net income                                                    $ 1,829      $ 2,145       $ 2,699        $ 3,290       $ 3,542
  Average shareholders' equity                                  $13,892      $13,147       $12,127        $11,833       $11,396
  Return on average equity (A)                                     13.2%        16.3%         22.3%          27.8%         31.1%

RECONCILIATION OF ROCE AND ROTCE
  Net income                                                    $ 1,829      $ 2,145       $ 2,699        $ 3,290       $ 3,542
  Preferred shares dividends and related accretion              $   306      $    72       $     -        $     -       $     -
  Earnings allocated to participating share awards              $    11      $    13       $    16        $    19       $    20
                                                                -------      -------       -------        -------       -------
    Net income attributable to common shareholders              $ 1,512      $ 2,060       $ 2,683        $ 3,271       $ 3,522
                                                                -------      -------       -------        -------       -------
  Average shareholders' equity                                  $13,892      $13,147       $12,127        $11,833       $11,396
  Average preferred shares                                      $ 1,303      $   782
                                                                -------      -------       -------        -------       -------
    Average common shareholders' equity                         $12,589      $12,365       $12,127        $11,833       $11,396
                                                                -------      -------       -------        -------       -------
      Average goodwill and other intangibles                      2,886        2,830         2,533          2,264         2,006
                                                                -------      -------       -------        -------       -------
    Average tangible common shareholders' equity                $ 9,703      $ 9,535       $ 9,594        $ 9,569       $ 9,390
                                                                -------      -------       -------        -------       -------
  Return on average common equity (A)                              12.0%        16.7%         22.1%          27.6%         30.9%
  Return on average tangible common equity (A)                     15.6%        21.6%         28.0%          34.2%         37.5%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders' equity/average common shareholders' equity, respectively. Return on average tangible common equity is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity excludes average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business growth.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
 COMPONENTS OF RETURN ON AVERAGE SEGMENT CAPITAL (ROSC) AND RETURN ON AVERAGE
                       TANGIBLE SEGMENT CAPITAL (ROTSC)
                                  APPENDIX II

(Millions)

                                                                            For the Twelve Months Ended
                                                    -----------------------------------------------------------------------------
                                                      June 30,        March 31,      December 31,   September 30,     June 30,
                                                        2009            2009            2008            2008            2008
                                                    -------------   -------------   -------------   -------------   -------------
U.S. CARD SERVICES
  Segment income                                       $   83           $  304         $  852          $  795           $1,143
  Average segment capital                               5,083            4,814          4,736           4,672            4,567
  Average goodwill and other intangibles                  338              294            243             188              182
                                                       ------           ------         ------          ------           ------
     Average tangible segment capital                  $4,745           $4,520         $4,493          $4,484           $4,385
                                                       ------           ------         ------          ------           ------
  Return on average segment capital (A)                   1.6%             6.3%          18.0%           17.0%            25.0%
  Return on average tangible segment
    capital (A)                                           1.7%             6.7%          19.0%           17.7%            26.1%

INTERNATIONAL CARD SERVICES
  Segment income                                       $  206           $  257         $  351          $  247           $  321
  Average segment capital                               2,123            2,096          2,107           2,102            2,032
  Average goodwill and other intangibles                  546              544            544             544              538
                                                       ------           ------         ------          ------           ------
     Average tangible segment capital                  $1,577           $1,552         $1,563          $1,558           $1,494
                                                       ------           ------         ------          ------           ------
  Return on average segment capital (A)                   9.7%            12.3%          16.7%           11.8%            15.8%
  Return on average tangible segment
    capital (A)                                          13.1%            16.6%          22.5%           15.9%            21.5%

GLOBAL COMMERCIAL SERVICES
  Segment income                                       $  284           $  440         $  505          $  622           $  623
  Average segment capital                               3,435            3,437          3,197           2,933            2,637
  Average goodwill and other intangibles                1,933            1,930          1,724           1,515            1,303
                                                       ------           ------         ------          ------           ------
     Average tangible segment capital                  $1,502           $1,507         $1,473          $1,418           $1,334
                                                       ------           ------         ------          ------           ------
  Return on average segment capital (A)                   8.3%            12.8%          15.8%           21.2%            23.6%
  Return on average tangible segment
    capital (A)                                          18.9%            29.2%          34.3%           43.9%            46.7%

GLOBAL NETWORK & MERCHANT SERVICES
  Segment income                                       $  946           $1,009         $  995          $1,034           $1,042
  Average segment capital                               1,547            1,430          1,320           1,255            1,183
  Average goodwill and other intangibles                   35               36             35              34               34
                                                       ------           ------         ------          ------           ------
     Average tangible segment capital                  $1,512           $1,394         $1,285          $1,221           $1,149
                                                       ------           ------         ------          ------           ------
  Return on average segment capital (A)                  61.2%            70.6%          75.4%           82.4%            88.1%
  Return on average tangible segment
    capital (A)                                          62.6%            72.4%          77.4%           84.7%            90.7%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital. Return on average tangible segment capital is computed in the same manner as return on average segment capital except the computation of average tangible segment capital excludes average goodwill and other intangibles. The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business growth.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                    NET INTEREST YIELD ON CARDMEMBER LOANS
                                 APPENDIX III

(millions)

                                                                                   Quarters Ended
                                                    -----------------------------------------------------------------------------
                                                      June 30,        March 31,      December 31,   September 30,     June 30,
                                                        2009            2009            2008            2008            2008
                                                    -------------   -------------   -------------   -------------   -------------
Owned Basis:
  Net interest income                                  $  741           $  919         $  771          $  950           $  954
  Average loans (billions)                             $ 35.2           $ 39.0         $ 43.0          $ 47.7           $ 49.6
  Adjusted net interest income (A)                     $  853           $1,033         $  951          $1,068           $1,056
  Adjusted average loans (billions) (B)                $ 35.4           $ 39.1         $ 43.1          $ 47.8           $ 49.7
  Net interest yield on cardmember loans (C)              9.7%            10.7%           8.8%            8.9%             8.5%

Managed Basis (D):
  Net interest income (E)                              $1,464           $1,722         $1,443          $1,637           $1,594
  Average loans (billions)                             $ 63.9           $ 67.9         $ 72.8          $ 76.1           $ 75.8
  Adjusted net interest income (F)                     $1,576           $1,835         $1,622          $1,756           $1,695
  Adjusted average loans (billions) (G)                $ 64.0           $ 68.0         $ 72.9          $ 76.2           $ 76.0
  Net interest yield on cardmember loans (C)              9.9%            10.9%           8.9%            9.2%             9.0%

(A) Represents net interest income allocable to the Company's cardmember lending portfolio, which excludes the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember lending portfolio.

(B) Represents average loans excluding the impact of deferred card fees net of deferred direct acquisition costs for cardmember loans.

(C) Net interest yield on cardmember loans represents the net spread earned on cardmember loans. Net interest yield on cardmember loans (both on an owned and managed basis) is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The calculation of net interest yield on cardmember loans (both on an owned and managed basis) includes interest and fees that are deemed uncollectible. For the owned basis presentation, reserves and net write-offs related to uncollectible interest and fees are recorded through provisions for losses - cardmember lending, and for the managed basis presentation, reserves and net write-offs related to uncollectible interest and fees are included as a reduction to securitization income, net; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans (on both an owned and managed basis) is useful to investors because it provides a measure of profitability of the Company's cardmember lending portfolio.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(E) Includes the GAAP to managed basis securitization adjustments to interest income and interest expense as set forth under U.S. Card Services Selected Financial Information managed basis presentation.

(F) Represents net interest income allocable to the Company's managed cardmember lending portfolio, which excludes the impact of card fees on managed loans and balance transfer fees attributable to the Company's managed cardmember lending portfolio.

(G) Represents average managed loans excluding the impact of deferred card fees net of deferred direct acquisition costs for managed cardmember loans.

(Preliminary)

              U.S. CARD SERVICES AND INTERNATIONAL CARD SERVICES
                    NET INTEREST YIELD ON CARDMEMBER LOANS
                                 APPENDIX IV

(millions)

                                                                                   Quarters Ended
                                                    -----------------------------------------------------------------------------
                                                      June 30,        March 31,     December 31,    September 30,     June 30,
                                                        2009            2009            2008             2008           2008
                                                    -------------   -------------   -------------   -------------   -------------
USCS Owned Basis:
  Net interest income                                  $  534           $  728         $  559          $  662           $  650
  Average loans (billions)                             $ 26.5           $ 30.2         $ 33.2          $ 36.3           $ 37.9
  Adjusted net interest income (A)                     $  588           $  778         $  709          $  787           $  776
  Adjusted average loans (billions) (B)                $ 26.6           $ 30.3         $ 33.3          $ 36.3           $ 38.0
  Net interest yield on cardmember loans (C)              8.9%            10.4%           8.5%            8.6%             8.2%

USCS Managed Basis (D):
  Net interest income (E)                              $1,257           $1,531         $1,231          $1,349           $1,290
  Average loans (billions)                             $ 55.1           $ 59.1         $ 63.0          $ 64.6           $ 64.2
  Adjusted net interest income (F)                     $1,311           $1,581         $1,380          $1,475           $1,416
  Adjusted average loans (billions) (G)                $ 55.2           $ 59.2         $ 63.1          $ 64.7           $ 64.2
  Net interest yield on cardmember loans (C)              9.5%            10.8%           8.7%            9.1%             8.9%

ICS:
  Net interest income                                  $  268           $  251         $  234          $  267           $  264
  Average loans (billions)                             $  8.7           $  8.8         $  9.8          $ 11.4           $ 11.6
  Adjusted net interest income (A)                     $  265           $  254         $  242          $  281           $  280
  Adjusted average loans (billions) (B)                $  8.8           $  8.8         $  9.8          $ 11.5           $ 11.7
  Net interest yield on cardmember loans (C)             12.2%            11.7%           9.8%            9.7%             9.6%

(A) Represents net interest income allocable to the Company's cardmember lending portfolio, which excludes the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember lending portfolio.

(B) Represents average loans excluding the impact of deferred card fees net of deferred direct acquisition costs for cardmember loans.

(C) Net interest yield on cardmember loans represents the net spread earned on cardmember loans. Net interest yield on cardmember loans (both on an owned and managed basis) is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The calculation of net interest yield on cardmember loans (both on an owned and managed basis) includes interest and fees that are deemed uncollectible. For the owned basis presentation, reserves and net write-offs related to uncollectible interest and fees are recorded through provisions for losses - cardmember lending, and for the managed basis presentation, reserves and net write-offs related to uncollectible interest and fees are included as a reduction to securitization income, net; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans (on both an owned and managed basis) is useful to investors because it provides a measure of profitability of the Company's cardmember lending portfolio.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(E) Includes the GAAP to managed basis securitization adjustments to interest income and interest expense as set forth under U.S. Card Services Selected Financial Information managed basis presentation.

(F) Represents net interest income allocable to the Company's managed cardmember lending portfolio, which excludes the impact of card fees on managed loans and balance transfer fees attributable to the Company's managed cardmember lending portfolio.

(G) Represents average managed loans excluding the impact of deferred card fees net of deferred direct acquisition costs for managed cardmember loans.